UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

BETTER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39864	86-3165029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market St #49404 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 887-2311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) and such definitions are incorporated herein by reference.

Business Combination

As previously announced, Mountain Crest Acquisition Corp. II, a Delaware corporation (“MCAD” and, after the consummation of the Business Combination as described below, the “Company” or “we”), consummated the acquisition of all of the issued and outstanding shares of Better Therapeutics, Inc., a Delaware corporation (“BTX”), in accordance with that certain Agreement and Plan of Merger, dated as of April 6, 2021 and as amended as of August 30, 2021 and September 27, 2021 (the “Merger Agreement”), by and among MCAD, MCAD Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of MCAD (“Merger Sub”), and BTX.

On October 28, 2021 (the “Closing Date”), as contemplated in the Merger Agreement and described in the section titled “The Business Combination Proposal” of the definitive proxy statement/prospectus, (the “Proxy Statement/Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021, Merger Sub merged with and into BTX with BTX surviving as a wholly-owned subsidiary of MCAD with the new name Better Therapeutics OpCo, Inc. (the “Business Combination”). In addition, in connection with the closing of the Business Combination (the “Closing”), MCAD changed its name to “Better Therapeutics, Inc.”

At the Effective Time, by virtue of the Business Combination, each BTX share issued and outstanding immediately prior to the Effective Time was canceled and automatically converted into the right to receive, without interest, approximately 0.9475 (the “Exchange Ratio”) shares of the Company’s common stock (the “Common Stock”). At the Effective Time, all options of BTX that were outstanding and unexercised immediately prior to the Effective Time were assumed by MCAD and automatically converted based upon the Exchange Ratio into options to purchase shares of Common Stock (the “Assumed Options”), and all awards of BTX restricted stock that were outstanding immediately prior to the Effective Time were assumed by MCAD and automatically converted into an award of restricted Common Stock.

At the Closing and pursuant to the Merger Agreement, MCAD (1) issued an aggregate of 15,174,729 shares of Common Stock to existing stockholders of BTX (including shares of restricted stock), and (ii) assumed BTX options exercisable for an aggregate of 853,015 shares of Common Stock at a weighted average exercise price of $8.67.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE and Cowen Investments

As previously announced, on April 6, 2021, concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (the “PIPE Subscription Agreements”), with certain institutional and accredited investors (collectively, the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for an aggregate 5,000,000 shares of Common Stock at $10.00 per share for aggregate gross proceeds of $50.0 million (the “PIPE Investment”). The PIPE Investment was consummated concurrently with the Closing.

Upon the closing of the Business Combination, Cowen and Company LLC (“Cowen”), placement agent for the PIPE Investment, also entered into a subscription agreement (the “Cowen Subscription Agreement” and together with the PIPE Subscription Agreements, the “Subscription Agreements”) for 70,000 shares of Common Stock at $10.00 per share for gross proceeds of $700,000 in lieu of such amount of its placement fee (the “Cowen Investment”). The Cowen Investment was also consummated concurrently with the Closing.

The material terms of the PIPE Subscription Agreements are described in the section of the Proxy Statement/Prospectus beginning on page 22 titled “Certain Agreements Related to the Business Combination Agreement—PIPE Subscription Agreements and PIPE Registration Agreement.” The foregoing description is qualified in its entirely by the full text of the PIPE Subscription Agreements and the Cowen Subscription Agreement, the forms of which are included as Exhibits 10.18 and 10.17, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Chardan Equity Issuance

Upon the closing of the Business Combination, MCAD issued to Chardan Capital Markets, LLC, 28,750 shares of Common Stock, representing a deferred discount equal to 0.5% of the amount sold in MCAD’s initial public offering in the form of stock at a price of $10.00 per share (the “Chardan Issuance”).

MCAD Redemptions and Conversion of Rights

In connection with the MCAD stockholder vote on the Business Combination, MCAD stockholders redeemed an aggregate of 4,826,260 shares of Common Stock. At the Closing of the Business Combination, all outstanding rights automatically converted into one-tenth (1/10) of a share of Common Stock. The separate trading of Units and Rights of MCAD was terminated upon the closing of the Business Combination.

Immediately after giving effect to the Business Combination, the PIPE Investment, the Cowen Investment, the Chardan Issuance and the conversion of rights, there were 23,599,718 shares of Common Stock outstanding, and 853,015 shares of Common Stock subject to outstanding stock options of BTX at a weighted average exercise price of $8.67 per share.

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

On October 27, 2021, MCAD held a special meeting of stockholders (the “Special Meeting”), at which the MCAD stockholders considered and voted on, among other matters, a proposal to approve and adopt the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on October 28, 2021, the Transactions were consummated (the “Closing”).

Amended and Restated Registration Rights Agreement

At the Closing, the Company entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of MCAD with respect to the shares of Common Stock they own at the Closing, and the BTX stockholders of MCAD with respect to the Merger Consideration. The MCAD Amended and Restated Registration Rights Agreement will require the Company to, among other things, file a resale shelf registration statement on behalf of the stockholders no later than 30 days from the Closing. The MCAD Amended and Restated Registration Rights Agreement also provides certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. The Company agrees to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement. Such description is qualified in its entirely by the full text of the Amended and Restated Registration Rights Agreement, the form of which is included as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated by reference herein.

Lock-Up Agreements

In connection with the Closing, certain of the Company’s stockholders agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Common Stock if any, acquired during the Lock-Up Period (as defined below), the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 6 months after the Closing (the “Lock-Up Period”). Such description is qualified in its entirely by the full text of the Lock-Up Agreement, the form of which is included as Exhibit 10.19 to this Current Report on Form 8-K and is incorporated by reference herein.

PIPE and Cowen Subscription Agreements and Resale Registration Rights

In connection with the Business Combination, the Company entered into the Subscription Agreements with the PIPE Investors and Cowen pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors and Cowen collectively subscribed for the PIPE Investment and the Cowen Investment, respectively. The PIPE Investment and the Cowen Investment were consummated with the Closing.

Pursuant to the Subscription Agreements, the Company has agreed to file (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of common stock to be purchased in the private placement (the “Resale Registration Statement”) with the SEC no later than thirty (30) calendar days following the Closing. The Company will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practical but no later than the earlier of (i) the 90th calendar day following the filing date thereof (in the event the SEC notifies the Company that it will “review” the Resale Registration Statement) and (ii) the 5th business day after the date the Company is notified by the SEC that the Resale Registration Statement will not be “reviewed” or will not be subject to further review. Such description is qualified in its entirely by the full text of the Subscription Agreements, the forms of which are included as Exhibits 10.17 and 10.18 to this Current Report on Form 8-K and is incorporated by reference herein.

Hercules Debt Agreement

On August 18, 2021, BTX entered into a $50.0 million secured term loan agreement with Hercules Capital, Inc. (“Hercules”) and upon the closing of the Business Combination, the Company entered into a joinder agreement thereto and borrowed $10.0 million thereunder. The term loan has a maturity date of August 1, 2025, which can be extended to February 1, 2026, and is secured by substantially all of our assets. Payments due for the term loan are interest-only until March 1, 2023 (subject to extension to September 1, 2023 or September 1, 2024 upon the achievement of certain milestones), after which principal shall be repaid in equal monthly installments. Interest is payable monthly in arrears. The outstanding principal bears interest at the greater of (a) 8.95% or (b) 8.95% plus the prime rate minus 3.25%. Prepayment of the outstanding principal is permitted under the secured term loan agreement and subject to certain prepayment fees. In connection with the secured term loan agreement, we paid an initial facility charge of $212,500. In addition, we will be required to pay an end of term charge of the greater of (a) $892,500 and (b) 5.95% of the aggregate outstanding principal upon repayment of the loan.

The secured term loan agreement contains customary representations, warranties, non-financial covenants, and events of default. We are permitted to borrow the loans in four tranches based on the completion of certain milestones which include, as set forth more fully in the secured term loan agreement: (i) up to $15.0 million upon the closing of the Business Combination, (ii) $10.0 million when we achieve certain positive clinical trial results sufficient to submit a de-novo classification request with respect to BT-001, (iii) $10.0 million when we have received FDA approval for such marketing of BT-001 for the improvement of glycemic control in people with type 2 diabetes and received, prior to March 15, 2023, net cash proceeds of at least $40.0 million dollars from equity financings, and (iv) $15.0 million on or before June 15, 2023, subject to the approval of Hercules. Such description is qualified in its entirely by the full text of the secured term loan agreement, which is included as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated by reference herein.

Indemnification Agreements

The Company has entered into customary indemnification agreements with each of its directors and executive officers, effective as of Closing. Each indemnification agreement provides that, subject to limited exceptions, the Company will indemnify each such director and executive officer to the fullest extent permitted by Delaware law, and upon the other undertakings set forth in the indemnification agreement, for claims arising in such person’s capacity as the Company’s director and/or officer. A copy of the forms of indemnification agreements for directors and officers is filed with this Current Report on Form 8-K as Exhibits 10.7 and 10.8 and is incorporated herein by reference, and the foregoing description of the indemnification agreement is qualified in its entirety by reference thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On October 27, 2021, the Business Combination was approved by the stockholders of MCAD at the special meeting of stockholders of MCAD (the “Meeting”). The Business Combination was completed on October 28, 2021.

Form 10 Information

The following information is provided about the business of BTX following the consummation of the Business Combination, set forth below under the following captions:

•	Cautionary Note Regarding Forward-Looking Statements;

•	Business;

•	Risk Factors;

•	Management’s Discussion and Analysis of Financial Condition and Operations;

•	Quantitative and Qualitative Disclosure about Market Risk;

•	Security Ownership of Certain Beneficial Owners and Management;

•	Directors and Executive Officers;

•	Director Independence;

•	Committees of the Board of Directors;

•	Executive Compensation;

•	Director Compensation;

•	Certain Relationships and Related Transactions;

•	Legal Proceedings;

•	Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters;

•	Recent Sales of Unregistered Securities;

•	Description of Securities;

•	Indemnification of Directors and Officers; and

•	Financial Statements, Supplementary Data and Exhibits.

Cautionary Note Regarding Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K, including in the statements incorporated herein by reference, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination, and the financial condition, results of operations, earnings outlook and prospects of the Company and may include statements for the period following the consummation of the Business Combination. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

The forward-looking statements are based on the current expectations of the Company and its management of and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to the Company’s:

•	limited operating history and significant financial losses since inception;

•	lack of revenue and profitability;

•	need for additional funding;

•	dependence on its lead product candidate, BT-001;

•	ability to achieve and maintain market acceptance of its products;

•	risks related to its prescription digital therapeutics, such as the willingness of the FDA to approve PDTs and insurance companies to reimburse their use; and

•	other risks and uncertainties indicated in this proxy statement/prospectus, including those under “Risk Factors” herein, and other filings that have been made or will be made with the SEC.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information about BTX” beginning on page 158, which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of the Company are set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 37, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 212 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTX,” which is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of BTX’s Common Stock immediately following the consummation of the Business Combination on October 28, 2021 by:

•	each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by BTX to be the beneficial owner of more than 5% of shares of our Common Stock;

•	each of the executive officers and directors of BTX; and

•	all executive officers and directors of BTX as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock is based on 23,599,718 shares of our Common Stock issued and outstanding as of October 29, 2021.

Unless otherwise indicated, BTX believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by him. Unless otherwise indicated, the business address of each of the officers and directors is 548 Market St #49404, San Francisco, California.

Name of Beneficial Owner	Shares	%
Greater than 5% Holders:
David P. Perry 2015 Trust (1)	10,830,037	45.9%
Kevin Appelbaum Revocable Trust (2)	2,406,719	10.2%
Entities affiliated with Farallon Capital Management LLC (3)	2,016,667	8.5%
Mountain Crest Capital LLC (4)	1,388,250	5.9%

Named Executive Officers and Directors:
David Perry (1)	10,830,037	45.9%
Kevin Appelbaum (2)	2,406,719	10.2%
Mark Berman	231,939	*
Kristin Wynholds (5)	103,043	*
Justin Zamirowski (6)	28,524	*
Richard Carmona	153,619	*
Andy Armanino (7)	61,662	*
Geoffrey Parker (8)	33,333	*
Risa Lavizzo-Mourey	—	*
Mark Heinen	6,667	*
Suying Liu (9)	—	*
All directors and officers as a group (11 persons)	13,855,543	58.7%

*	Less than 1%.
(1)

Consists of (i) 10,464,015 shares held by the David P. Perry 2015 Trust, over which David P. Perry has sole voting and dispositive power, (ii) 51,536 shares held by Mr. Perry, (iii) 293,150 shares by Mr. Perry’s spouse, Georgianna Maule-Ffinch, (iv) and 21,336 shares held by Donald R. Leo, Trustee of Pensus Limited Trust dated 06/12/2010 for the benefit of Georgianna Maule-Ffinch.

(2)

Consists of shares held by Kevin Appelbaum, or his successor(s), as Trustee of the Kevin Appelbaum Revocable Trust under Revocable Trust Declaration dated May 16, 2020, as amended, over which Mr. Appelbaum has sole voting and dispositive power.

(3)

Consists of shares held by eight limited partnerships for which Farallon Capital Management, L.L.C. is the registered investment adviser, including (i) 19,305 shares held by Farallon Capital (AM) Investors, L.P. (“FCAMI”), (ii) 102,195 shares held by Farallon Capital F5 Master I, L.P. (“F5MI”), (iii) 557,685 shares held by Farallon Capital Offshore Investors II, L.P. (“FCOI II”), (iv) 124,065 shares held by Farallon

Capital Partners, L.P. (“FCP”), (v) 371,655 shares held by Farallon Capital Institutional Partners, L.P. (“FCIP”), (vi) 77,355 shares held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”), (vii) 46,710 shares held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”), (viii) 51,030 shares held by Four Crossings Institutional Partners V, L.P. (“FCIP V” and collectively with FCAMI, F5MI, FCOI II, FCP, FCIP, FCIP II and FCIP III, the “Farallon Funds”), all issuable in connection with the PIPE Investment and (ix) 666,667 shares held among the Farallon Funds issuable in connection with the SAFEs. Farallon Partners, L.L.C., (“FPLLC”), as the general partner of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, or the FPLLC Entities, may be deemed to beneficially own such shares held by each of the FPLLC Entities. Farallon F5 (GP), L.L.C., or F5MI GP, as the general partner of F5MI, may be deemed to beneficially own such shares held by F5MI. Farallon Institutional (GP) V, L.L.C., or FCIP V GP, as the general partner of FCIP V, may be deemed to beneficially own such shares held by FCIP V. Each of Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly, or the Farallon Managing Members, as a (i) managing member or senior managing member, as the case may be, of FPLLC, or (ii) manager or senior manager, as the case may be, of F5MI GP and FCIP V GP, in each case with the power to exercise investment discretion with respect to the shares that may be deemed to be beneficially owned by FPLLC, F5MI GP or FCIP V GP, may be deemed to beneficially own such shares held by the FPLLC Entities, F5MI or FCIP V. Each of FPLLC, F5MI GP, FCIP V GP and the Farallon Managing Members disclaims beneficial ownership of any such shares. The address of each of the entities and individuals identified in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(4)

Consists of shares held by Mountain Crest Capital LLC, of which Mr. Dong Liu is the sole Managing Member and has sole voting and dispositive power. The address of Mountain Crest Capital LLC is 311 West 43rd Street, 12th Floor, New York, New York 10036.

(5)	Includes 13,028 shares which Ms. Wynholds has the right to acquire through exercise of stock options within 60 days from October 29, 2021.
(6)	Consists of 28,524 shares which Mr. Zamirowski has the right to acquire through exercise of stock options within 60 days from October 29, 2021.
(7)

Consists of (i) 48,328 shares held by Andrew J. Armanino III and Denise M. Armanino Family Trust, over which Mr. Armanino and his spouse, Denise M. Armanino, have shared voting and dispositive power, and (ii) 13,334 shares held by Mr. Armanino.

(8)	Consists of shares held by Geoffrey M. Parker and Jill G. Parker Rev Trust dtd 1/27/00, over which Mr. and Mrs. Parker have shared voting and dispositive power.
(9)

On October 28, 2021, Dr. Suying Liu resigned from his Managing Member position at Mountain Crest Capital LLC, which owns 1,388,250 shares of our Common Stock. He disclaims any beneficial ownership except to the extent of his pecuniary interests in these shares. See also note (4) above.

Directors and Executive Officers

The Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 205 and that information is incorporated herein by reference.

In connection with the Closing, each of MCAD’s officers resigned and each director (other than Suying Liu) resigned from MCAD’s Board. Each of Dr. Richard Carmona, David Perry, Suying Liu, Kevin Appelbaum, Geoffrey Parker, Dr. Risa Lavizzo-Mourey and Andrew Armanino were appointed to the Board in connection with the Business Combination. David Perry was appointed Executive Chairperson of the Board, Kevin Appelbaum was appointed to serve as the Company’s President and Chief Executive Officer, Mark Heinen was appointed to serve as the Company’s Head of Finance, interim Chief Financial Officer, principal accounting officer and principal financial officer, Dr. Mark Berman was appointed to serve as the Company’s Chief Medical Officer, Kristin Wynholds was appointed to serve as the Company’s Chief Product Officer, and Justin Zamirowski was appointed to serve as the Company’s Chief Commercial Officer.

Director Independence

The Nasdaq Stock Market LLC (“Nasdaq”) listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Andy Armanino, Geoffrey Parker, Dr. Richard Carmona and Dr. Risa Lavizzo-Mourey will each be an independent director under the Nasdaq listing rules, each of Andy Armanino, Geoffrey Parker and Dr. Risa Lavizzo-Mourey is independent under Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director has or has had with MCAD and BTX and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our Common Stock by each non-employee director, and the transactions involving them described in the section of this Item 2.01 on this Current Report on Form 8-K entitled “Certain Relationships and Related Transactions” and the information incorporated by reference therein.

Committees of the Board of Directors

The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Andrew Armanino, Geoffrey Parker and Risa Lavizzo-Mourey serve on the audit committee of the Board, with Mr. Armanino serving as the chairperson of the Audit Committee. The Board determined that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. The Board also determined that Mr. Armanino qualifies as our “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. The description of the Audit Committee included in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Committees of the Board of Directors—Audit Committee” beginning on page 209 is incorporated herein by reference.

Risa Lavizzo-Mourey and Richard Carmona serve on the Compensation Committee of the Board, with Dr. Lavizzo-Mourey serving as the chairperson of the Compensation Committee. The Board determined that each of these individuals qualify as independent directors under the applicable Nasdaq listing standards. The description of the Compensation Committee included in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Committees of the Board of Directors—Compensation Committee” beginning on page 209 is incorporated herein by reference.

Mr. Parker and Mr. Carmona serve on the Nominating and Corporate Governance Committee of the Board, with Mr. Parker serving as the chairperson of the Nominating and Corporate Governance Committee. The Board determined that each of these individuals qualify as independent directors under the applicable Nasdaq listing standards. The description of the Nominating and Corporate Governance Committee included in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Committees of the Board of Directors—Nominating and Corporate Governance Committee” beginning on page 210 is incorporated herein by reference.

Executive Compensation

Compensation for BTX’s executive officers before the consummation of the Business Combination is described in the Proxy Statement/Prospectus in the section entitled “Executive Compensation of BTX” beginning on page 194 and that information is incorporated herein by reference.

In connection with the Business Combination, the Company approved the Executive Severance Plan described in the Proxy Statement/Prospectus in the section entitled “Employment Arrangements with BTX’s Named Executive Officers” beginning on page 195 and incorporated herein by reference. The Executive Severance Plan which will provide for certain payments and benefits in the event of a termination of employment, including an involuntary termination of employment in connection with a change in control of the Company. A copy of the Executive Severance Plan is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

In connection with the Business Combination, the Company approved the Senior Executive Cash Incentive Bonus Plan, or the Bonus Plan, Plan described in the Proxy Statement/Prospectus in the section entitled “Senior Executive Cash Incentive Bonus Plan” beginning on page 201 and incorporated herein by reference. The Bonus Plan provides for cash bonus payments based upon the attainment of performance targets established by our compensation committee. The payment targets will be related to financial and operational measures or objectives with respect to our company, or corporate performance goals, as well as individual performance objectives. A copy of Bonus Plan is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Director Compensation

The compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the section entitled “Director Compensation” beginning on page 203 and is incorporated herein by reference.

In connection with the Business Combination, the Company entered into an executive chair offer letter with David P. Perry (the “Executive Chair Offer Letter”) described in the Proxy Statement/Prospectus in the section entitled “Director Compensation” beginning on page 203 and incorporated herein by reference. A copy of the Executive Chair Offer Letter is filed with this Current Report on Form 8-K as Exhibit 10.9 and is incorporated herein by reference.

In connection with the Business Combination, the Company approved the non-employee director compensation policy described in the Proxy Statement/Prospectus in the section entitled “Director Compensation” beginning on page 203 and incorporated herein by reference. A copy of the non-employee director compensation policy is filed with this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

The description of compensation committee interlocks and insider participation of the Company is included in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination — Compensation Committee Interlocks and Insider Participation” beginning on page 210, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 240, which is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings is included in the Proxy Statement/Prospectus in the section entitled “Information about BTX—Legal Proceedings” on page 190, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Common Stock trades on the Nasdaq under the symbol “BTTX,” in lieu of shares, rights and units of MCAD. The Company has not paid any cash dividends on its shares of capital stock to date. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operation and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenue and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of the Company to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Recent Sales of Unregistered Securities

Information about unregistered sales of the Company’s equity securities is set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Securities

A description of the Company’s Common Stock and preferred stock is included in the Proxy Statement/Prospectus in the section entitled “Description of Securities after the Business Combination” beginning on page 227, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in Proxy Statement/Prospectus under the section entitled “Executive Officers and Directors of MCAD- Limitation on Liability and Indemnification of Officers and Directors” on page 151.

See also “Item 1.01 Entry Into a Material Agreement — Indemnification Agreements” of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The financial information of MCAD is described in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Financial Information of MCAD” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MCAD” beginning on pages 32 and 154 thereof, respectively, and the financial statements of MCAD beginning on F-2 and are incorporated herein by reference.

The financial information of BTX is described in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Financial Information of BTX” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTX” beginning on pages 31 and 212 thereof, respectively, and the financial statements of BTX on page F-37 and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the pro forma financial information of the Company and Exhibit 99.1, all of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference. The securities issued in connection with Assumed Options, the PIPE Investment, the Cowen Investment and the Chardan Issuance were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Rule 701 of the Securities Act, Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

On October 28, 2021, in connection with the consummation of the Business Combination, BTX filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted its Amended and Restated Bylaws (the “Bylaws”).

Copies of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

The information set forth above in the “Introductory Note” and Item 2.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors”, “Executive Compensation”, “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

At the Special Meeting, the stockholders of MCAD considered and approved the Better Therapeutics, Inc. 2021 Option and Incentive Plan (the “2021 Plan”) which became effective immediately upon the Closing. A description of 2021 Plan is included in the Proxy Statement/Prospectus in the section entitled “The 2021 Stock Option and Incentive Plan Proposal” beginning on page 132 thereof, which is incorporated herein by reference. The 2021 Plan was further amended by our board of directors on October 28, 2021.

The foregoing description of 2021 Plan, as amended, is qualified in its entirety by the full text of 2021 Plan, as amended, and the related forms of award agreements under 2021 Plan, which are attached hereto as Exhibit 10.2, and incorporated herein by reference.

At the Special Meeting, the stockholders of MCAD considered and approved the Better Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”) which became effective immediately upon the Closing. A description of 2021 Plan is included in the Proxy Statement/Prospectus in the section entitled “The 2021 Employee Stock Purchase Plan Proposal” beginning on page 137 thereof, which is incorporated herein by reference.

The foregoing description of 2021 ESPP is qualified in its entirety by the full text of 2021 ESPP attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Company has adopted a new Code of Business Conduct and Ethics, effective as of October 28, 2021 (the “Code of Conduct”). The Code of Conduct is applicable to all directors, officers, employees, agents and representatives of the Company and its subsidiaries. The adoption of the new Code of Conduct did not relate to or result in any waiver, explicit or implicit, of any provision of the previous Code of Conduct. Any waivers under the Code of Conduct will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which the Company’s securities are then listed). The new Code of Conduct is available on our corporate website at https://www.bettertx.com/ and is filed with this Current Report on Form 8-K as Exhibit 16.1 and is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, BTX ceased being a shell company. The material terms of the Business Combination are described in the section entitled “The Business Combination Proposal” of the Proxy Statement/Prospectus, and are incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of MCAD for the period from July 31, 2020 to December 31, 2020 and for the year ended December 31, 2020, the related notes and report of independent registered public accounting firm are set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The unaudited financial statements of MCAD for the three and six months ended June 30, 2021 and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-18 and are incorporated herein by reference.

The financial statements of BTX for the years ended December 31, 2019 and 2020, the related notes and report of independent registered public accounting firm are set forth in the Proxy Statement/Prospectus beginning on page F-37 and are incorporated herein by reference.

The unaudited financial statements of BTX for the three and six months ended June 30, 2020 and 2021, and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-59 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

2.1*+	Agreement and Plan of Merger, dated as of April 6, 2021, by and among MCAD, Merger Sub and BTX, as amended by the Amendment to Agreement and Plan of Merger, dated as of August 30, 2021 and the Second Amendment to Agreement and Plan of Merger, dated as of September 27, 2021 (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

3.1	Second Amended and Restated Certificate of Incorporation of Better Therapeutics, Inc., filed October 28, 2021.

3.2	Amended and Restated Bylaws of Better Therapeutics, Inc., effective October 28, 2021

10.1†	2021 Employee Stock Purchase Plan

10.2†	2021 Option and Incentive Plan, as amended, and forms of award agreements thereunder

10.3†	2020 Stock Option and Grant Plan

10.4†*	Executive Severance Plan (incorporated by reference to Exhibit 10.16 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto)

10.5†	Senior Executive Cash Incentive Bonus Plan

10.6†	Non-Employee Director Compensation Policy

10.7†	Form of Director Indemnification Agreement

10.8†	Form of Officer Indemnification Agreement

10.9†	Executive Chairperson Offer Letter by and between Better Therapeutics, Inc. and David P. Perry, dated as of October 28, 2021

10.10†*	Employment Agreement by and between Better Therapeutics OpCo, Inc. (f/k/a Better Therapeutics, Inc.) and Kevin Appelbaum, dated as of April 6, 2021 (incorporated by reference to Exhibit 10.20 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto).

10.11†*	Offer Letter by and between Better Therapeutics OpCo, Inc. (successor to Nutrition Development Group LLC) and Mark Berman, dated as of November 23, 2015 (incorporated by reference to Exhibit 10.17 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto).

10.12†*	Offer Letter by and between Better Therapeutics OpCo, Inc. (successor to Better Therapeutics LLC) and Kristin Wynholds, dated as of October 9, 2018 (incorporated by reference to Exhibit 10.18 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto).

10.13†*	Offer Letter by and between Better Therapeutics OpCo, Inc. (successor to Better Therapeutics LLC) and Justin Zamirowski, dated as of December 23, 2019 (incorporated by reference to Exhibit 10.19 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto).

10.14†*	Offer Letter by and between Better Therapeutics OpCo, Inc. (formerly, Better Therapeutics, Inc.) and Mark Heinen, dated as of May 7, 2021 (incorporated by reference to Exhibit 10.21 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto).

10.15*	Loan and Security Agreement by and between Better Therapeutics OpCo, Inc. (formerly, Better Therapeutics, Inc.) and Hercules Capital, Inc. dated August 18, 2021 (incorporated by reference to Exhibit 10.23 of MCAD’s Registration Statement on Form S-4 filed with the SEC on April 23, 2021, as amended through amendment no. 5 thereto).

10.16	Amended and Restated Registration Rights Agreement, dated as of October 28, 2021 by and among Better Therapeutics, Inc., and each of the other shareholders party thereto.

10.17	Subscription Agreement dated October 28, 2021 by and among MCAD and Cowen and Company, LLC.

10.18*	Form of Subscription Agreement, dated as of April 6, 2021, by and among MCAD and certain institutional and accredited investors (incorporated by reference to Exhibit 10.3 of MCAD’s Current Report on Form 8-K filed with the SEC on April 7, 2021).

10.19*	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.4 to MCAD’s Current Report on Form 8-K, filed with the SEC on April 7, 2021)

16.1	Code of Business Conduct and Ethics, adopted on October 28, 2021

21.1	List of Subsidiaries

99.1	Unaudited Pro Forma Financial Information of Better Therapeutics, Inc.

*	Previously filed.
+

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

†	Management contract or compensation plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2021	BETTER THERAPEUTICS, INC.

	By:	/s/ Kevin Appelbaum
	Name:	Kevin Appelbaum
	Title:	Chief Executive Officer